                                                                   Exhibit 10.18


           DRESSER-RAND GROUP INC. 2005 DIRECTORS STOCK INCENTIVE PLAN



                                   ARTICLE I
                                    PURPOSES

         This Dresser-Rand Group Inc. 2005 Directors Stock Incentive Plan is intended to provide the non-employee directors of the Company a direct proprietary interest by granting such directors equity and equity-based awards enabling them to participate in the long-term growth, performance and financial success of the Company. Capitalized terms are defined in Article VII.

                                   ARTICLE II
                                 ADMINISTRATION

                  The Board shall be responsible for the administration of the Plan. The Board shall also be responsible for construing and interpreting the Plan, and establishing, amending and rescinding such rules and regulations as it may deem necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Board, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the greatest extent permitted by applicable law, be within its absolute discretion and shall be conclusive and binding upon the Company and its Subsidiaries, all Eligible Directors and any person claiming under or through any Eligible Director. In administering the Plan, the Board may request such assistance as it deems necessary from any committee of the Board, officers or employees of the Company or its Subsidiaries and professional advisors.

                                  ARTICLE III
                              STOCK SUBJECT TO PLAN

         3.1 NUMBER. Subject to the provisions of this Article III, the number of Shares subject to Awards under the Plan and the Dresser-Rand Group Inc. 2005 Stock Incentive Plan, collectively, may not exceed 4,042,611 Shares. The Shares to be delivered under the Plan may consist, in whole or in part, of treasury stock or authorized but unissued Common Stock not reserved for any other purpose.

         3.2 FORFEITED AWARDS AND AWARDS SETTLED FOR CASH. If any Award granted hereunder is forfeited, any Shares covered by such forfeited or settled portion of such Award shall be available for further Awards under this Plan.

         3.3 ADJUSTMENT IN CAPITALIZATION. In connection with any Adjustment Event, the Board shall, in such manner as the Board shall deem equitable, adjust the number and type of Shares or Awards that may thereafter be awarded and/or the number and type of Shares subject to outstanding Awards, in each case in order to preserve or prevent enlargement of the benefits or potential benefits made available under the Plan, and the may also make provisions for a cash payment in respect of outstanding Awards.

                                   ARTICLE IV
                                  SHARE AWARDS

         4.1 ANNUAL GRANT OF SHARE AWARDS. Effective upon the consummation of the Company's initial public offering of its Common Stock, and thereafter immediately following the first regular meeting of the Board in any full calendar year the Plan is in effect, each Eligible Director then in office shall receive an Annual Grant of Shares or the right to receive Shares. A pro-rata portion of the Annual Grant may be awarded to any director who becomes Eligible Directors following the date of the Annual Grant.

         4.2 VESTING AND OTHER TERMS OF ANNUAL GRANT. Each Annual Grant shall become vested in four equal installments on the first day of each of the first four calendar quarters following the grant date, subject to the Eligible Director remaining in office on each vesting date. Each Annual Grant shall also become vested upon the Eligible Director's death or Disability or upon a Change in Control. Each Annual Grant shall be evidenced by an Award agreement that shall specify whether the Annual Grant consists of Shares, the right to receive Shares or a combination thereof, and the other terms of the Annual Grant.

         4.3 ELECTIVE SHARE AWARDS. Each Eligible Director may elect to have any portion of any fee for services as a director that would otherwise have been payable in cash instead paid in an Award of Shares or the right to receive Shares. The number of Shares subject to any such Award shall be that number of Shares with an aggregate Fair Market Value on the grant date equal to the amount of such foregone cash fee. Each Award granted in lieu of cash fees shall be fully vested and be evidenced by an Award Agreement that shall specify whether such Award consists of Shares, the right to receive Shares or a combination thereof, and the other terms of such Award.

         4.4 DIVIDEND EQUIVALENTS. Dividends or equivalent payments shall be paid with respect to all Awards, and Board shall determine whether and to what extent such amounts will be credited to the account of, or paid currently to the holder.

                                   ARTICLE V
                                CHANGE IN CONTROL

         In the event of a Change in Control, the Board may provide for a cash payment based on the Change in Control Price in settlement of Awards, or for the assumption or substitution of Awards by the surviving entity (or the parent or a Subsidiary of such entity) immediately following the Change in Control.


                                   ARTICLE VI
                        AMENDMENTAND MODIFICATION OF PLAN

         The Board at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan, PROVIDED that no amendment, modification, or termination of the Plan shall materially adversely affect any Award theretofore granted under the Plan without the consent of the holder thereof. In connection with any amendment to the Plan, the Board shall determine whether shareholder approval of the amended Plan is required under any regulatory requirement that the Board determines to be applicable, including, but not limited to, the rules of the New York Stock Exchange, and shall seek such shareholder approval if determined to be necessary.


                                  ARTICLE VII
                                   DEFINITIONS

         7.1 CERTAIN DEFINITIONS. Capitalized terms used herein without definition shall have the respective meanings set forth below:

             "ACT" means the Securities Exchange Act of 1934, as amended.

             "ADJUSTMENT EVENT" means any stock dividend, stock split, share combination, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares or other event similarly affecting the Common Stock.

             "AFFILIATE" means, with respect to any person, any other person controlled by, controlling or under common control with such person.

             "ANNUAL GRANT" means an Award of Shares or the right to receive Shares that comprises part of the annual fees payable to an Eligible Director for his or her service as a member of the Board having that value, determined on the date of award, as shall be determined by the Board of Directors or others committee thereof from time to time, and which shall initially equal $30,000.

             "AWARD" means any right to acquire Shares available under the Plan.

             "BOARD" means the Board of Directors of the Company.

             "CHANGE IN CONTROL" means the first occurrence of any of the following events (other than a Public Offering):

                            (i) during any 12-month period, the members of the
              Board (the "INCUMBENT DIRECTORS") cease for any reason other than due to death or Disability to constitute at least a majority of the members of the Board, PROVIDED that any director whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board other than as a result of a proxy contest, or any agreement arising out of an actual or threatened proxy contest, shall be treated as an Incumbent Director;

                            (ii) the acquisition by any person, entity or
              "group" (as defined in Section 13(d) of the Act), other than the Company or any of its Subsidiaries, any employee benefit plan of the Company or any of its Subsidiaries, First Reserve or any Affiliate of First Reserve, of 50% or more of the combined voting power of the Company's then outstanding voting securities;

                            (iii) the merger, consolidation or other similar
              transaction of the Company, as a result of which the stockholders of the Company immediately prior to such merger, consolidation or other transaction, do not, immediately thereafter, own, directly or indirectly, more than 50% of the combined voting power entitled to vote generally in the election of directors of the merged or consolidated company; and

                            (iv) the sale, transfer or other disposition of all
              or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, Affiliates of the Company or First Reserve.

         A "Change in Control" shall not be deemed to occur if the Company undergoes a bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

              "CHANGE IN CONTROL PRICE" means the price per Share on a fully-diluted basis offered in conjunction with any transaction resulting in a Change in Control as determined in good faith by the Board as constituted before the Change in Control, or in the case of a Change in Control occurring solely by reason of a change in the composition of the Board, the average Fair Market Value of a Share on the 30 trading days immediately preceding the date on which a Change in Control occurs.

              "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

              "COMMON STOCK" means the common stock of the Company, par value $.01 per share.

              "COMPANY" means Dresser-Rand Group Inc., a Delaware corporation, and any successor thereto.

              "DISABILITY" means an Eligible Director being unable to remain in office due to a reasonably documented physical or mental illness.

              "ELIGIBLE DIRECTOR" means a director of the Company who is not, at the relevant time, an officer or employee of the Company, any of its Subsidiaries, or the First Reserve Corporation.

              "FAIR MARKET VALUE" means, as of any date of determination, the closing price of a Share on the New York Stock Exchange (or on such other recognized market or quotation system on which the trading prices of Common Stock are traded or quoted at the relevant time). If there are no Common Stock transactions reported on such exchange or system on such date, Fair Market Value shall mean the closing price of a Share on the immediately preceding day on which Common Stock transactions were so reported.

              "FIRST RESERVE" means First Reserve Fund IX, L.P., a
          Delaware limited partnership, First Reserve X, L.P., a Delaware limited partnership, and any other investment vehicle managed by the First Reserve Corporation.

              "PERMITTED TRANSFEREES" has the meaning given in Section 8.1.

              "PLAN" means this Dresser-Rand Group Inc. 2005 Directors Stock Incentive Plan, as the same may be amended from time to time.

              "PUBLIC OFFERING" means a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, that covers (together with prior registrations) (A) not less than 20% of the outstanding Shares on a fully diluted basis, or (B) Shares that, after the closing of such public offering, will be traded on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation System.

              "SHARE" means a share of Common Stock.

              "SUBSIDIARY" means any corporation in which the Company owns, directly or indirectly, stock representing 50% or more of the voting power of all classes of stock entitled to vote and any other business organization, regardless of form, in which the Company possesses directly or indirectly 50% or more of the total combined equity interests in such organization.

          7.2 GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.



                                  ARTICLE VIII
                            MISCELLANEOUS PROVISIONS

          8.1 NONTRANSFERABILITY OF AWARDS. No Award shall be assignable or transferable except by will or the laws of descent and distribution, PROVIDED that the Board may permit (on such terms as it shall establish) an Eligible Director to transfer an Award for no consideration to the Eligible Director's "family members" as defined in Form S-8 under the Securities Act of 1933, as amended ("PERMITTED TRANSFEREES"). Except to the extent required by law, no right or interest of any Eligible Director shall be subject to any lien, obligation or liability of the Eligible Director. The rights of a Permitted Transferee shall be limited to the rights conveyed to such Permitted Transferee, who shall be subject to and bound by the terms of the Award agreement or agreements between the Eligible Director and the Company.

          8.2 BENEFICIARY DESIGNATION. Each Eligible Director may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid. Each designation will revoke all prior designations by the Eligible Director, shall be in a form prescribed by the Board, and will be effective only when filed by the Eligible Director in writing with the Board during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Eligible Director's death shall be paid to the Eligible Director's surviving spouse, if any, or otherwise to or by his or her estate.

          8.3 NO RIGHTS AS STOCKHOLDER. Except as otherwise specifically provided for in this Plan, an Eligible Director (or a Permitted Transferee) shall have no rights as a stockholder with respect to any Shares covered by an Award until he or she shall have become the holder of record of such Share(s), and no adjustments shall be made for dividends in cash or other property, other distributions or other rights in respect of any such Shares.

          8.4 COMPLIANCE WITH LEGAL AND EXCHANGE REQUIREMENTS. The Plan, the granting of Awards thereunder, and any obligations of the Company under the Plan, shall be subject to all applicable federal, state and non-United States laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Shares are listed. The Company, in its discretion, may postpone the granting of Awards, the issuance or delivery of Shares under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Shares or other required action under any federal, state or non-United States law, rule, or regulation and may require any Eligible Director to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to issue Shares in violation of any such laws, rules, or regulations.

          8.5 INDEMNIFICATION. Each person who is or was a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, PROVIDED he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-laws, by contract, as a matter of law, or otherwise.

          8.6 NO LIMITATION ON FEES. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay fees to Eligible Directors, in cash or property, in a manner that is not expressly authorized under the Plan.

          8.7 SEVERABILITY. If and to the extent that any one or more of the terms of this Plan or an Award shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

          8.8 UNFUNDED PLAN. The Plan shall be an unfunded plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and the Company shall not be required to set aside a fund for the payment of any Awards.

          8.9 NO CONSTRAINT ON CORPORATE ACTION. Nothing in this Plan shall be construed (A) to limit, impair or otherwise affect the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (B) to limit the right or power of the Company or any of its Subsidiaries to take any action which such entity deems to be necessary or appropriate.

          8.10 HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

          8.11 GOVERNING LAW. The Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to principles of conflict of laws which would require application of the law of another jurisdiction, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

          8.12 EFFECTIVE DATE. The Plan shall be effective immediately prior to the consummation date of the initial public offering of Shares.